UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                      _________________________________

                                   FORM 8-K

                                Current Report
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):   August 21, 2006


                      HEADLINERS ENTERTAINMENT GROUP, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


        Delaware                   0-33145               84-1195628
   ------------------------------------------------------------------------
   (State of Incorporation)    (Commission File        (IRS Employer
                                Number)                 Identification No.)


                 501 Bloomfield Avenue, Montclair, NJ 07042
                 ------------------------------------------
                  (Address of principal executive offices)

                               (973) 233-1233
                       -----------------------------
                       Registrant's Telephone Number


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 3.02 Unregistered Sale of Equity Securities

     On August 21, 2006 Headliners sold 10,000,000 shares of common stock to Michael Barnett for a purchase price of $100,000. The sale was exempt pursuant to Section 4(2) of the Act since the sale was not made in a public offering and was made to an individual who had access to detailed information about Headliners and who was acquiring the shares for his own account. There were no underwriters.

     Upon completion of the sale, the number of outstanding shares of Headliners common stock was 62,545,535.


                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    HEADLINERS ENTERTAINMENT GROUP, INC.


Dated: August 22, 2006              By: /s/ Eduardo Rodriguez
                                    -------------------------
                                    Eduardo Rodriguez
                                    Chief Executive Officer